UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 14, 2003

_________________________________

LASALLE HOTEL PROPERTIES
(Exact name of registrant as specified in its charter)

__________________________________

          Maryland                           1-14045                           36-4219376
       (State or other                    (Commission File                   (IRS Employer
       jurisdiction of                    Number)                            Identification No.)
       incorporation or
       organization)

4800 Montgomery Lane, Suite M25, Bethesda, MD 20814

(Address of principal executive offices)

Registrant's telephone number, including area code:  (301) 941-1500

Not Applicable

(Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c) Exhibits

              The following exhibit is included with this Report:

              Exhibit 99.1  Press release dated July 14, 2003 issued by LaSalle Hotel Properties.

ITEM 9.  REGULATION FD DISCLOSURE

Information included in this item is provided under Item 12 of Form 8-K in accordance with SEC Release No.
33-8216.

On July 14, 2003, LaSalle Hotel Properties issued a press release announcing the eviction of Meridien from its
Dallas hotel and its rebranding as the Westin City Center Dallas.  A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

NOTE:  The information in this report (including the exhibit) is furnished pursuant to Item 9 and Item
12 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or
otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LASALLE HOTEL PROPERTIES

Dated: July 14, 2003                      BY:    /s/ HANS WEGER
                                                 Hans Weger
                                                 Executive Vice President, Treasurer and
                                                 Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number               Description

  99.1               Press release dated July 14, 2003 issued by LaSalle Hotel Properties.

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